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     ____________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               September 11, 1996

                     Aames Capital Corporation on behalf of
                         Aames Mortgage Trust 1996-C
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           California                   333-10185          95-4438859
     ------------------------          ------------     ------------------
     (State of Incorporation)          (Commission      (I.R.S. Employer
                                       File Number)     Identification No.)



               3731 Wilshire Boulevard                  90010
               Los Angeles, California                ----------
               -----------------------                (Zip Code)
                (Address of Principal
                  Executive Offices)

      Registrant's telephone number, including area code: (213) 351-6100


                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
     ______________________________________________________________________

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         Item 5.  Other Events.(1)

         Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Greenwich Capital Markets, Inc., as representative of the several underwriters (collectively, the "Underwriters"), in respect of the Aames Mortgage Trust 1996-C Mortgage Pass-Through Certificates, Series 1996-C, Class A-1A, Class A-1B, Class A-1C, Class A-1D, Class A- 1E and Class A-2 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus Supplement, to be dated September 11, 1996, and a Prospectus, to be dated September 11, 1996 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus"), to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-10185) (the "Registration Statement").

         The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



_________________________

  (1) Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to such terms in the Prospectus.

                                      -2-
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         Item 7.  Financial Statements; Pro Forma Financial Information and
Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                          99.1      Computational Materials





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                                 Exhibit Index

Exhibit
- -------
99.1     Computational Materials of the Underwriters*

______________________________

        * Filed under cover of Form SE pursuant to a Continuing Hardship
          Exemption